EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350/ SECURITIES EXCHANGE ACT RULE 13a-14(b), AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cytori Therapeutics, Inc. for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof, Christopher J. Calhoun, as Chief Executive Officer of Cytori Therapeutics, Inc., and Mark E. Saad, as Chief Financial Officer of Cytori Therapeutics, Inc., each hereby certifies, respectively, that:

1.	The Form 10-Q report of Cytori Therapeutics, Inc. that this certification accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934.

2.
The information contained in the Form 10-Q report of Cytori Therapeutics, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Cytori Therapeutics, Inc.

	By:	/s/ Christopher J. Calhoun
Dated: November 5, 2010		Christopher J. Calhoun
Chief Executive Officer

	By:	/s/ Mark E. Saad
Dated: November 5, 2010		Mark E. Saad
Chief Financial Officer